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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 6, 2003



                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)


             Ohio                         1-4379                  31-1598292
 (State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

     201 East Fourth Street
        Cincinnati, Ohio                                            45202
   (Address of principal executive                                (Zip Code)
           offices)

       Registrant's telephone number, including area code: (513) 723-7000


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Form 8-K                                                   Convergys Corporation

Item 7. Exhibits.

      (a)   Exhibits:

            99.1 Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            99.2 Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

     On March 6, 2003, James F. Orr, President and Chief Executive Officer of Convergys Corporation, and Steven G. Rolls, Chief Financial Officer of Convergys Corporation, each signed the Certification of Periodic Financial Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Convergys Corporation Form 10-K for the fiscal year ended Decmeber 31, 2002. The Certifications were submitted to the Securities and Exchange Commission on March 6, 2003. Copies of these Certifications are attached as Exhibits 99.1 and 99.2 hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONVERGYS CORPORATION

                                By:    /s/ William H. Hawkins II
                                    --------------------------------------------
                                      William H. Hawkins II
                                      Senior Vice President, General Counsel and
                                      Secretary

Date: March 6, 2003

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Form 8-K                                                   Convergys Corporation

                                  Exhibit Index

Exhibit Nos.       Description

99.1 Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.